Subsequent Events	12 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 — SUBSEQUENT EVENTS

The Company has evaluated events subsequent to the balance sheet date of March 31, 2021, the date on which the financial statements are available to be issued (“the date of the financial statements”).

(1)	IPO on Nasdaq Capital Market

On April 8, 2021, the Company completed its IPO on Nasdaq Capital Market. In the offering, 3,750,000 of the Company’s ordinary shares were issued and sold to the public at a price of US$4 per share. The net proceeds to the Company from IPO were approximately US$13.8 million after deducting underwriting discounts and commissions.

(2)	Bank Borrowings

On June 29, 2021, UTime SZ entered into a credit agreement with Shenzhen Rural Commercial Bank to borrow RMB2,000 for a term of 3 years, which is payable at monthly installment of RMB20 from July 16, 2021 to July 16, 2024, with a balloon payment of the remaining balance in the last installment. The loan is secured by real estate owned by Mr. Bao and guaranteed by Mr. Bao.

On June 29, 2021, UTime SZ entered into a credit agreement with Shenzhen Rural Commercial Bank to borrow RMB7,000 for a term of 3 years, which is payable at monthly installment of RMB70 from July 16, 2022 to July 16, 2024, with a balloon payment of the remaining balance in the last installment. The loan is secured by real estate owned by Mr. Bao and guaranteed by Mr. Bao.

On July 14, 2021 UTime SZ entered into a working capital loan agreement with Bank of Communications to borrow RMB10,000 for an unfixed term. On July 19, 2021, UTime SZ obtained a loan under this working capital loan agreement at the amount of RMB3,000 which is due on July 6, 2022. The annual effective interest rate of this loan is 4.6% and the balance is payable on July 6, 2022. The loan is guaranteed by Mr. Bao and his spouse.